INTANGIBLE ASSETS, NET	12 Months Ended
Jul. 31, 2020
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

NOTE 8 – INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	As of July 31,
	2020	2019
Customer relationship (a)	$6,700,000	$—
Tradename (a)	1,300,000	—
Financial and news platform (b)	443,043	438,657
Software	339,569	19,842
Total	8,782,612	458,499
Less: accumulated amortization	(471,078)	(29,740)
Impairment of intangible assets	(386,432)	—
Intangible assets, net	$7,925,102	$428,759
(a)

In connection with the acquisition of  51.2% equity interest of LGC, the Company acquired an aggregate of $8,000,000 of intangible assets, primarily consisted of customer relationships and tradenames, which have an estimated weighted-average amortization period of approximately 6.2 years and 9.6 years, respectively.

(b)

In order to diversify the Company’s business and revenue source, on September 20, 2018 (the “Acquisition Date”), ATIF HK entered into a purchase agreement with Shenzhen Shangyuan Electronic Commerce Co., Ltd. (“Shangyuan”) to acquire a financial and news media platform, www.chinacnnm.com, from Shangyuan, for a total cash consideration of approximately $0.46 million (or RMB3 million).The purchase price was based on the estimated fair value of this asset as of the Acquisition Date in accordance with the valuation report of an independent appraisal firm. The transaction costs (including title search and legal costs) associated with the news media platform acquisition were immaterial and transaction cost capitalization is not deemed necessary. The Company acquired only the financial and news platform/website from Shangyuan, rather than the equity interest of Shangyuan. Thus, the Company determined that the acquisition constituted as an acquisition of assets for financial statement purposes.

The Company originally planned to use this financial and news platform to market its consulting services to potential clients, as well as help its clients distribute corporate news and worldwide press releases, and accordingly charge customer services fees. However, the Company has not generated any revenue from this financial and news platform since its acquisition, and based on the Company’s current financial condition and operating performance, management assessed that the likelihood of future use of the financial and news platform is remote. As a result, a full impairment loss of $384,492 has been applied against this financial and news platform for the year ended July 31, 2020.

Amortization expense was $440,899,  $29,707, and $Nil for the years ended July 31, 2020, 2019, and 2018, respectively.

Estimated future amortization expense for intangible assets  is as follows:

Year ending July 31,	Amortization expense
2021	$1,298,019
2022	1,298,019
2023	1,298,019
2024	1,291,352
2025	1,218,019
Thereafter	1,521,674
Total	$7,925,102